UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-6275

T. Rowe Price Balanced Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Balanced Fund	December 31, 2010

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The global economy recovered in fits and starts in 2010, buffeted by disappointing job gains in the U.S. and the sovereign debt crisis in Europe. Unemployment remained stubbornly high across much of the developed world, and the U.S. housing market appeared to be tottering, after earlier signs of stabilization. The lackluster recovery prompted the Federal Reserve to engineer a second round of monetary stimulus and paved the way for extension of federal tax cuts. Those measures and improvements in corporate earnings gave stocks a big lift. Diversified portfolios with adequate exposure to stocks, international assets, and higher-yielding bonds were well positioned to benefit from the rebound.

PERFORMANCE REVIEW

Your fund returned 16.83% in the last six months and 12.51% for the one-year period ended December 31, 2010. As shown in the Performance Comparison table, the fund outpaced its benchmark, the Morningstar Moderate Target Risk Index, as well as its peer group, the Lipper Balanced Funds Index, for both periods. Positions in domestic large-cap growth and value stocks, as well as developed non-U.S. stocks, were strong contributors to our relative performance for the year within equity. The portfolio’s high yield bonds were strong performers within fixed income.

MARKET ENVIRONMENT

Economic conditions seesawed between encouraging and unsettling throughout most of the year, showcasing the frailty of the post-recession climate following the worst financial crisis since World War II. There were clear improvements in manufacturing, private sector hiring, and even consumer spending. But the positive trends were far from robust, which made financial markets vulnerable to negative developments, such as the European debt crisis, the oil spill in the Gulf of Mexico, and investors’ concerns about health care and financial regulatory reform.

While the economy recovered slowly, the corporate environment showed signs of strength. Cost-cutting and improving demand led to strong profit growth in many industries, even among those companies hardest hit by the financial crisis. As a result, the broad stock indexes finished the year with gains, and all sectors in the S&P 500 Index advanced in the period.

Consumer discretionary and industrials and business services shares performed best, followed by materials, energy, and telecommunication services. Consumer staples, financials, and information technology (IT) shares produced solid gains but lagged the broad market. Health care and utilities—two sectors that tend to have lower sensitivity to the health of the economy—produced modest results, as equity investors favored riskier investments.

Broadly speaking, stocks gained ground globally. European markets were held back by a mounting debt crisis among the peripheral European states, which continues to threaten the health of many regional economies and markets, while developed markets in Asia performed well, and emerging markets also advanced. Emerging market economies have resumed robust levels of growth despite the global financial crisis, and while many are contending with accelerating inflation, they continue to offer an attractive combination of economic health and growth potential.

In November, the Federal Reserve introduced a second round of Treasury security purchases intended to increase borrowing and spending by lowering longer-term interest rates. But as the year progressed, bond investors became increasingly concerned about the long-term sustainability of ultra-low long-term rates, as well as their potential to generate inflation.

At the same time, higher-quality bonds suffered modest setbacks as many bond investors shifted to assets with higher return potential. Treasuries struggled most in this environment. However, corporate bonds fared well, especially high yield bonds.

ASSET ALLOCATION STRATEGY

Stocks continue to be reasonably valued in our view. As long as the economy continues to recover, stocks should be supported by favorable earnings prospects and improving balance sheets. Within the U.S. stock universe, we are neutral between growth stocks and value stocks. The case for value stocks, based on both the economic and profit cycles, is balanced against very attractive valuations for growth relative to historical levels.

Among our bond holdings, we are cautious toward investment-grade bonds, which have the potential to struggle if interest rates move higher. In the current low interest rate environment, the portfolio has increased its allocation to high yield bonds while lowering the allocation to investment-grade bonds. While we have increased the portfolio allocation to high yield bonds relative to mid year, we did trim the overweight to high yield in the fourth quarter, reflecting recent strong performance. The outlook for high yield bonds remains supported by fundamental improvements in the sector, as many companies have been able to refinance outstanding debt at attractive interest rates, as well as by an improving economic background, which should keep default rates near their current low levels.

PORTFOLIO REVIEW

Domestic Stocks
Holdings in the consumer discretionary sector benefited significantly from a more favorable economic climate. Internet retail giant Amazon.com was a leader in this group. The firm delivered substantial double-digit annual returns, aided by sales of its popular Kindle reader. Stronger consumer confidence also contributed to increased advertising expenditures, which boosted media companies. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The materials sector was another bright spot as commodity prices rose on higher demand, but the energy sector suffered a blow in the spring with the Gulf of Mexico oil spill. Many investors feared that lawsuits and new regulations following the disaster would adversely affect industry profits for some time to come. But the economic recovery eased these concerns greatly and generated strong growth opportunities for many companies in the sector. The oil, gas, and consumable fuels industry, led by ExxonMobil, helped lead the rebound.

Improved IT spending helped generate a cyclical rebound in the sector. Apple was a key contributor. Its iPhone and iMac personal computers continued to sell quite well, and its new iPad is selling at a rate well above initial projections. Internet giant Google faltered in the first half of the year due to a slowdown in advertising sales but perked up in the second half and should continue benefiting from display advertising and video-related revenues.

Financials turned in a good performance but lagged the broader market due to continuing pressures from low interest rates, the European debt crisis, and questions about the handling of residential foreclosures. Investors also appeared to fret about the impact of new federal regulations, and while those concerns seemed to abate in the second half of the year, other concerns hampered stocks, such as Bank of America’s large mortgage exposure. The company’s stock declined sharply. Other stalwarts in the diversified financial services industry turned in decent performances, though Citigroup was up sharply, given its attractive valuation and the view among many that its globally diversified business platform would continue to recover over time.

Consumer staples is considered a noncyclical sector that is somewhat defensive relative to the business cycle. But as the economy began to pick up, a number of bellwether companies, such as Coca-Cola, Philip Morris International, and Procter & Gamble, gained ground.

International Stocks
Non-U.S. markets generated mixed returns in 2010. Although the MSCI EAFE Index rose more than 8%, strong Asian markets’ performance was offset by weaker results in Europe due to the sovereign debt crisis. Denmark and Sweden produced outstanding results, but Greece, Spain, Ireland, Italy, and Portugal fell sharply. A 6.5% decline in the euro versus the U.S. dollar over the last 12 months also weighed on Europe’s returns for U.S.-based investors. Japanese stocks advanced more than 15% in dollar terms, and yen strength versus the dollar benefited returns to U.S. investors. Emerging equity markets advanced more than 19% for the year, led by countries in the emerging Europe, Middle East, and Africa (EMEA) region. While our international equity holdings are primarily focused on established companies in developed markets, we continue to look for select opportunities in emerging market companies based on the analysis of our global research platform.

Among consumer discretionary stocks, Switzerland-based Compagnie Financière Richemont, one of the world’s premier luxury goods companies with brands including Cartier and Van Cleef & Arpels, surged during the reporting period. Sales of the company’s high-end jewelry, watches, writing instruments, and clothing benefited as stock markets rebounded and sentiment improved about future economic growth.

Industrial metals and mining companies like BHP Billiton and Rio Tinto moved sharply higher in the period’s closing months. Copper and gold producer Freeport-McMoRan Copper & Gold was another standout as its share price more than doubled in the second half of 2010.

The improving global economy and strong demand from emerging markets pushed energy stocks higher. Our coal stocks generated solid gains as international orders for coal increased and U.S. inventories declined. Peabody Energy was a top performer. Coal stocks could further benefit from shortages due to the monsoon rains that have hampered exports from Australia, a key supplier of coal for growing Asian markets.

Domestic Bonds
With interest rates already at ultra-low levels and the economy starting to pick up, the portfolio benefited from an overweight to high yield bonds and an underweight to investment-grade bonds—particularly in the second half of 2010.

We have increased our high yield allocation relative to six and 12 months ago, while we reduced our holdings in higher-quality bonds. We believe the high yield sector remains very compelling—default risks have come down considerably over the past two years, but yield levels are still attractive. We are maintaining our relative overweight in this area; however, in the fourth quarter, we modestly reduced our overweight, reflecting recent strong performance. While default rates remain at low levels, fundamental credit research remains a critically important part of the security selection process, given the lingering uncertainty about the economy.

OUTLOOK

The global economy is recovering, but the residual effects of the financial crisis will likely be with us for some time. We remain positive about the stock market’s direction over the medium term, as equities are attractively valued compared with bonds and corporate fundamentals appear to be strong. In the short term, however, we cannot be certain there will be no more unexpected shocks to the equity markets.

On the other hand, the bond market may be vulnerable in the medium term. Economic improvement over the next six to 18 months could provide upward pressure on interest rates, and elevated levels of new Treasury supply could also undermine prices. In addition, the strong returns for stocks could pull more investors out of the bond market. Nonetheless, bond holdings remain an important way to manage risk in an uncertain climate.

These complex trends underscore the value of the Balanced Fund’s diversified approach. A balanced portfolio strategy combined with effective security selection can help manage risks while still providing ample opportunity to take advantage of market gains. We remain committed to achieving this result for you.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the fund’s Investment Advisory Committee

January 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN STOCKS

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; currency fluctuations; and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

RISKS OF INVESTING IN BONDS

Funds that invest in bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. Funds that invest in bonds are also subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment- grade corporate and government bonds.

Combined index portfolio: An unmanaged portfolio of 52% domestic stocks (S&P 500 Index), 35% bonds (Barclays Capital U.S. Aggregate Index), and 13% international stocks (MSCI EAFE Index).

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000, Merrill Lynch High Yield II, and Domestic Master indexes. This index was discontinued on June 30, 2009.

Morningstar Moderate Target Risk Index: Represents a portfolio of global equities (fixed at 60%), bonds, and other asset classes.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world excluding the U.S. and Canada, is listed in local currency, and includes reinvestment of dividends.

S&P 500 Index: Tracks the stocks of 500 mostly large U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE					
Beginning of period	$ 17.56	$ 14.05	$ 20.60	$ 21.29	$ 19.77
Investment activities					
Net investment income	0.41(1)	0.40(1)	0.50(1)	0.59(1)	0.53(1)
Net realized and unrealized gain (loss)	1.76	3.52	(6.27)	0.90	2.12
Total from investment activities	2.17	3.92	(5.77)	1.49	2.65
Distributions					
Net investment income	(0.43)	(0.41)	(0.49)	(0.60)	(0.53)
Net realized gain	–	–	(0.29)	(1.58)	(0.60)
Total distributions	(0.43)	(0.41)	(0.78)	(2.18)	(1.13)
NET ASSET VALUE					
End of period	**$ 19.30**	**$ 17.56**	**$ 14.05**	**$ 20.60**	**$ 21.29**

Ratios/Supplemental Data

	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Total return(2)	**12.51%**(1)	**28.28%**(1)	**(28.43)%**(1)	**7.18%**(1)	**13.73%**(1)
Ratio of total expenses to average net assets	0.64%(1)	0.69%(1)	0.67%(1)	0.64%(1)	0.66%(1)
Ratio of net investment income to average net assets	2.29%(1)	2.57%(1)	2.78%(1)	2.71%(1)	2.60%(1)
Portfolio turnover rate	44.5%	43.1%	58.2%	60.4%	42.4%
Net assets, end of period (in millions)	$ 3,073	$ 2,657	$ 2,097	$ 3,201	$ 2,893

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 7. Excludes expenses permanently waived of 0.02%, 0.02%, 0.02%, 0.02%, and 0.02%, of average net assets for the years ended 12/31/10, 12/31/09, 12/31/08, 12/31/07, and 12/31/06, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 64.9%		
CONSUMER DISCRETIONARY 10.0%		
Auto Components 0.3%		
Aisin Seiki (JPY)	45,700	1,617
Autoliv, GDR (SEK)	20,980	1,663
GKN (GBP)	621,189	2,152
Johnson Controls	113,200	4,324
Koito Manufacturing (JPY)	50,000	782
		10,538
Automobiles 0.9%		
BMW (EUR)	31,208	2,454
Ford Motor (1)	124,100	2,084
General Motors (1)	216,100	7,966
Harley-Davidson	116,900	4,053
Honda (JPY)	86,600	3,429
Nissan Motor (JPY)	191,200	1,820
Toyota Motor (JPY)	158,900	6,302
		28,108
Distributors 0.0%		
Genuine Parts	4,800	246
		246
Diversified Consumer Services 0.2%		
Benesse Holdings (JPY)	42,000	1,935
H&R Block (2)	355,900	4,239
		6,174
Hotels, Restaurants & Leisure 1.9%		
Carnival	174,600	8,051
Compass Group (GBP)	275,668	2,497
International Game Technology	232,000	4,104
Las Vegas Sands (1)	104,400	4,797
Marriott, Class A (2)	210,998	8,765
McDonald's	114,603	8,797

Mitchells & Butlers (GBP) (1)	307,241	1,676
Starbucks	340,900	10,953
Starwood Hotels & Resorts Worldwide	93,100	5,659
Wynn Resorts	15,400	1,599
		56,898
Household Durables 0.2%		
Fortune Brands	16,700	1,006
Harman International (1)	16,400	759
Lennar, Class A (2)	14,900	280
Makita (JPY)	24,900	1,018
Persimmon (GBP)	387,780	2,520
Stanley Black & Decker	25,800	1,725
		7,308
Internet & Catalog Retail 1.4%		
Amazon.com (1)	164,200	29,556
Brown Group (GBP)	198,654	924
Liberty Media Interactive, Class A (1)	275,000	4,337
Netflix (1)	3,700	650
priceline.com (1)	15,100	6,033
		41,500
Leisure Equipment & Products 0.1%		
Mattel	78,500	1,996
Nikon (JPY)	103,800	2,106
		4,102
Media 2.4%		
Aegis Group (GBP)	422,165	925
British Sky Broadcasting (GBP)	189,597	2,176
Cablevision, Class A	188,100	6,365
Comcast, Class A	193,200	4,021
Comcast, Class A1	115,400	2,535
DirecTV (1)	22,400	894

Discovery Communications, Class C (1)	315,100	11,561
Informa (GBP)	131,452	835
Jupiter Telecommunications (JPY)	2,041	2,147
Lamar Advertising (1)(2)	7,300	291
Liberty Media Capital, Class A (1)(2)	8,000	501
Liberty Media Starz, Class A (1)	11,330	753
Madison Square Garden, Class A (1)	58,850	1,517
McGraw-Hill	15,599	568
Omnicom	93,343	4,275
Sanoma (EUR) (2)	48,606	1,054
Television Broadcasts (HKD)	135,000	725
Time Warner	358,567	11,535
Time Warner Cable, Class A	121,993	8,055
Walt Disney	268,181	10,059
WPP (GBP)	130,397	1,605
		72,397

Multiline Retail 0.6%

Dollar Tree (1)	8,600	482
Kohl's (1)	198,200	10,770
Macy's	54,800	1,387
Parkson Retail (HKD)	963,000	1,482
PPR (EUR)	18,088	2,876
Target	40,900	2,459
		19,456

Specialty Retail 1.3%

AutoZone (1)	6,100	1,663
Bed Bath & Beyond (1)	184,400	9,063
CarMax (1)	34,400	1,097
Esprit Holdings (HKD)	242,384	1,151
GAP	52,600	1,165
Home Depot	149,700	5,249
Inditex (EUR)	26,689	1,998

Kingfisher (GBP)	663,855	2,726
Lowe's	377,000	9,455
O'Reilly Automotive (1)	69,700	4,211
Ross Stores	17,900	1,132
Tiffany	3,100	193
		39,103
Textiles, Apparel & Luxury Goods 0.7%		
Coach	127,400	7,047
Compagnie Financiere Richemont, Class A (CHF)	85,178	5,010
Nike, Class B (2)	76,700	6,552
Polo Ralph Lauren	19,400	2,152
		20,761
Total Consumer Discretionary		306,591
CONSUMER STAPLES 3.7%		
Beverages 0.8%		
Anheuser-Busch InBev (EUR)	8,600	492
Coca-Cola	98,861	6,502
Kirin Holdings (JPY)	175,000	2,455
PepsiCo	167,917	10,970
Pernod-Ricard (EUR)	42,676	4,012
		24,431
Food & Staples Retailing 0.7%		
Costco Wholesale	10,600	765
CVS Caremark	71,777	2,496
FamilyMart (JPY)	63,500	2,393
Kroger	178,900	4,000
Sysco	28,067	825
Tesco (GBP)	1,027,740	6,810
Wal-Mart	33,875	1,827
Walgreen	40,038	1,560

ENERGY 7.6%

Energy Equipment & Services 1.9%

Baker Hughes	144,650	8,270
Cameron International (1)	89,200	4,525
China Oilfield Services, H Shares (HKD)	756,000	1,628
Diamond Offshore Drilling (2)	3,300	221
FMC Technologies (1)	71,094	6,321
Fugro, GDS (EUR)	14,176	1,165
Halliburton	62,200	2,540
Modec (JPY) (2)	41,500	736
National Oilwell Varco	6,700	451
Saipem (EUR)	35,044	1,725
Schlumberger	359,427	30,012
Subsea 7 (NOK) (1)(2)	63,309	1,648
WorleyParsons (AUD)	33,383	913
		60,155

Oil, Gas & Consumable Fuels 5.7%

Alpha Natural Resources (1)	43,400	2,605
Anadarko Petroleum	6,700	510
Beach Energy (AUD)	2,295,681	2,031
BG Group (GBP)	123,436	2,494
BP (GBP)	72,910	529
BP, ADR	100,300	4,430
Chevron	241,500	22,037
Concho Resources (1)	14,600	1,280
ConocoPhillips	80,100	5,455
CONSOL Energy	122,800	5,985
Devon Energy	13,800	1,083
El Paso Corporation	507,000	6,976
EOG Resources	50,300	4,598
EQT	115,500	5,179
ExxonMobil	320,711	23,450

Hess	61,400	4,700
Murphy Oil	128,460	9,577
Newfield Exploration (1)	18,000	1,298
Nexen	275,300	6,304
Occidental Petroleum	66,500	6,524
Peabody Energy	187,000	11,964
Petroleo Brasileiro, ADR	43,800	1,497
QEP Resources	5,600	203
Range Resources	40,500	1,822
Royal Dutch Shell, B Shares (GBP)	14,309	472
Royal Dutch Shell, Class A, ADR	109,100	7,286
Royal Dutch Shell, Class B, ADR	141,200	9,414
Southwestern Energy (1)	33,900	1,269
Spectra Energy	386,600	9,661
Statoil (NOK)	186,757	4,436
Suncor Energy	92,200	3,530
Total, ADR	55,700	2,979
Ultra Petroleum (1)	8,800	420
Valero Energy	32,200	745
Williams Companies	56,300	1,392
		174,135
Total Energy		234,290

FINANCIALS 11.7%

Capital Markets 2.3%

Ameriprise Financial	86,206	4,961
Bank of New York Mellon	41,601	1,256
BlackRock	2,300	438
Charles Schwab	121,800	2,084
Close Brothers Group (GBP)	94,618	1,256
Credit Suisse (CHF)	96,614	3,893
Deutsche Bank (EUR)	49,153	2,568
Franklin Resources	108,939	12,115

Goldman Sachs	71,696	12,056
Invesco	208,900	5,026
Lazard	139,500	5,509
Legg Mason (2)	18,000	653
Macquarie Group (AUD)	65,298	2,472
Morgan Stanley	281,847	7,669
Northern Trust	62,400	3,458
State Street	128,200	5,941
TD Ameritrade Holding	22,500	427
		71,782

Commercial Banks 3.5%

Australia & New Zealand Banking (AUD)	192,898	4,607
Banco Santander (EUR)	151,287	1,603
Barclays, ADR (2)	222,875	3,682
BNP Paribas (EUR)	70,283	4,472
China Citic Bank (HKD) (2)	3,059,000	1,980
CIT Group (1)	113,600	5,351
DBS Group (SGD)	143,000	1,596
DNB Holdings (NOK)	338,620	4,753
Erste Group Bank (EUR)	35,872	1,684
Fifth Third Bancorp	111,000	1,629
First Horizon National (2)	413,345	4,869
Intesa Sanpaolo (EUR)	717,357	1,946
Mitsubishi UFJ Financial (JPY)	402,500	2,176
Nordea Bank (SEK)	250,387	2,723
PNC Financial Services Group	79,800	4,845
Regions Financial (2)	810,300	5,672
Societe Generale, Class A (EUR)	41,306	2,220
Standard Chartered (GBP)	172,834	4,650
Sumitomo Trust & Banking (JPY)	346,000	2,182
SunTrust	144,100	4,252
Swedbank (SEK) (1)	221,017	3,082
The Bank of Yokohama (JPY)	231,000	1,198

U.S. Bancorp	447,300	12,064
Wells Fargo	800,503	24,808
Zions Bancorporation (2)	27,000	654
		108,698
Consumer Finance 0.6%		
American Express	316,601	13,589
Discover Financial	36,400	674
SLM Corporation (1)	414,700	5,221
		19,484
Diversified Financial Services 2.5%		
Bank of America	929,154	12,395
Bm&F Bovespa (BRL)	213,200	1,686
Citigroup (1)	2,487,068	11,764
CME Group	4,800	1,544
Deutsche Boerse (EUR)	16,021	1,109
ING Groep, GDS (EUR) (1)	97,355	947
IntercontinentalExchange (1)	42,800	5,100
JPMorgan Chase	651,710	27,646
Moody's (2)	282,200	7,490
NYSE Euronext	183,700	5,507
		75,188
Insurance 1.9%		
Aflac	10,500	592
AIA Group (HKD) (1)	350,000	984
Allstate	59,900	1,910
Aon	185,100	8,516
AXA (EUR)	281,355	4,681
Berkshire Hathaway, Class B (1)	63,000	5,047
Chubb	28,200	1,682
Hartford Financial Services	13,400	355
Lincoln National	10,200	284
Loew's	21,000	817

St. Joe (1)(2)	182,700	3,992
		10,335
Total Financials		361,110

HEALTH CARE 5.8%

Biotechnology 0.7%

Amgen (1)	136,401	7,488
Biogen Idec (1)	10,200	684
Celgene (1)	147,600	8,729
Cephalon (1)(2)	5,400	333
CSL (AUD)	60,266	2,237
Gilead Sciences (1)	47,600	1,725
Vertex Pharmaceuticals (1)	13,900	487
		21,683

Health Care Equipment & Supplies 1.0%

Baxter International	26,847	1,359
Boston Scientific (1)	73,900	559
C.R. Bard	8,800	808
Covidien	186,501	8,516
Dentsply International	12,900	441
Edwards Lifesciences (1)	12,600	1,019
Elekta, B Shares (SEK)	73,867	2,842
Intuitive Surgical (1)	1,100	283
Medtronic	127,966	4,746
St. Jude Medical (1)	46,000	1,966
Stryker	94,200	5,059
Terumo (JPY)	25,100	1,413
Zimmer Holdings (1)	21,600	1,159
		30,170

Health Care Providers & Services 1.3%

AmerisourceBergen	19,300	659

Cardinal Health	33,900	1,299
CIGNA	146,600	5,374
DaVita (1)	12,300	855
Express Scripts (1)	221,800	11,988
Humana (1)	3,800	208
Laboratory Corporation of America (1)	4,100	360
McKesson	113,900	8,016
Medco (1)	21,080	1,292
UnitedHealth Group	69,250	2,501
WellPoint (1)	102,500	5,828
		38,380
Health Care Technology 0.0%		
Cerner (1)(2)	6,300	597
		597
Life Sciences Tools & Services 0.1%		
Agilent Technologies (1)	19,400	804
Life Technologies (1)	9,400	522
Thermo Fisher Scientific (1)	25,800	1,428
Waters (1)	7,000	544
		3,298
Pharmaceuticals 2.7%		
Abbott Laboratories	56,300	2,697
Allergan	85,800	5,892
Astellas Pharma (JPY)	30,600	1,167
Bristol Myers Squibb	73,081	1,935
Chugai Pharmaceutical (JPY) (2)	41,400	760
Eli Lilly	36,900	1,293
GlaxoSmithKline (GBP)	64,784	1,252
GlaxoSmithKline, ADR	179,000	7,020
Hospira (1)	6,000	334
Johnson & Johnson	201,792	12,481
Merck	328,844	11,852

Airlines 0.2%		
Southwest Airlines	560,601	7,277
		7,277
Building Products 0.0%		
Masco	24,691	313
		313
Commercial Services & Supplies 0.2%		
Cintas (2)	14,000	391
Republic Services	171,994	5,136
Waste Management (2)	45,200	1,667
		7,194
Construction & Engineering 0.4%		
Bouygues (EUR)	63,265	2,727
Carillion (GBP)	243,587	1,460
China Railway Construction, H Shares (HKD)	1,484,500	1,788
Fluor	84,600	5,605
Foster Wheeler (1)	8,800	304
Quanta Services (1)	6,100	121
		12,005
Electrical Equipment 0.8%		
ABB (CHF)	97,882	2,181
Cooper Industries	20,800	1,212
Emerson Electric	186,100	10,639
Legrand (EUR)	54,266	2,210
Mitsubishi Electric (JPY)	408,000	4,282
Rockwell Automation	75,700	5,428
		25,952
Industrial Conglomerates 1.7%		
3M	170,400	14,706
DCC (EUR)	97,839	3,085

Western Union	413,100	7,671
		55,796
Office Electronics 0.2%		
Canon (JPY)	68,800	3,567
Konica Minolta (JPY)	184,000	1,913
Xerox	46,100	531
		6,011
Semiconductor & Semiconductor Equipment 1.8%		
Advanced Micro Devices (1)	89,700	734
Altera (2)	58,500	2,081
Analog Devices	109,200	4,114
Applied Materials	702,475	9,870
ASML (EUR)	56,728	2,191
Broadcom, Class A	146,100	6,363
Intel	116,900	2,458
Marvell Technology Group (1)	208,900	3,875
MEMC Electronic Materials (1)(2)	11,300	127
Micron Technology (1)	398,600	3,197
National Semiconductor	163,600	2,251
NVIDIA (1)	58,500	901
Samsung Electronics (KRW)	2,253	1,884
Sumco (JPY) (1)(2)	122,200	1,746
Taiwan Semiconductor (TWD)	1,023,969	2,493
Texas Instruments	208,300	6,770
Xilinx (2)	150,999	4,376
		55,431
Software 1.4%		
Adobe Systems (1)	61,800	1,902
Autodesk (1)	52,900	2,021
Autonomy (GBP) (1)	59,050	1,386
CA	230,700	5,638
Check Point Software Technologies (1)	4,400	203

Electronic Arts (1)	146,600	2,401
Intuit (1)	27,500	1,356
McAfee (1)	27,800	1,287
Microsoft	774,627	21,628
Nintendo (JPY)	4,100	1,203
Oracle	12,600	394
Red Hat (1)	25,600	1,169
Salesforce.com (1)(2)	3,300	436
		41,024
Total Information Technology		340,153

MATERIALS 3.2%

Chemicals 1.6%

Air Products & Chemicals	25,200	2,292
Air Water (JPY)	95,000	1,213
Asahi Kasei (JPY)	367,000	2,396
BASF (EUR)	49,715	3,966
Dow Chemical	31,211	1,066
DuPont	20,519	1,023
Eastman Chemical	25,200	2,119
Hitachi Chemical (JPY)	66,000	1,366
Lyondellbasell Industries (1)	11,700	402
Monsanto	100,900	7,027
Mosaic	57,200	4,368
Potash Corporation of Saskatchewan	4,300	666
Praxair	123,300	11,771
Sherwin-Williams	11,400	955
Showa Denko (JPY) (2)	434,000	978
Tosoh (JPY)	201,000	654
Umicore (EUR)	60,582	3,151
Wacker Chemie (EUR)	14,805	2,584
		47,997

Construction Materials 0.1%		
CEMEX, Equity Units (MXN)	1,452,491	1,550
Vulcan Materials (2)	55,200	2,449
		3,999
Metals & Mining 1.1%		
Agnico-Eagle Mines	9,500	729
Anglo American (GBP)	76,300	3,968
Barrick Gold	14,400	766
BHP Billiton (AUD)	113,110	5,235
Cliffs Natural Resources	8,100	632
Eurasian Natural Resources (GBP)	101,800	1,663
Freeport-McMoRan Copper & Gold	54,300	6,521
Kobe Steel (JPY)	443,000	1,124
Nucor	20,500	898
Rio Tinto (AUD)	68,902	6,023
SSAB (SEK)	88,239	1,483
U.S. Steel (2)	106,900	6,245
		35,287
Paper & Forest Products 0.4%		
International Paper	323,770	8,819
MeadWestvaco	86,000	2,250
		11,069
Total Materials		98,352
TELECOMMUNICATION SERVICES 2.0%		
Diversified Telecommunication Services 1.0%		
AT&T	607,062	17,835
CenturyLink (2)	65,200	3,010
Hutchison Telecommunications Hong Kong Holdings (HKD)	2,442,000	745
Qwest Communications International	64,500	491
Telecom Italia (EUR)	2,484,600	2,696

Telefonica (EUR)	246,874	5,597
Telstra (AUD)	565,669	1,614
		31,988

Wireless Telecommunication Services 1.0%

America Movil, ADR	56,300	3,228
American Tower, Class A (1)	186,500	9,631
Crown Castle International (1)	35,300	1,547
KDDI (JPY)	390	2,253
NII Holdings, Class B (1)	7,800	348
Sprint Nextel (1)	593,000	2,508
Vodafone (GBP)	713,700	1,845
Vodafone, ADR	289,200	7,644
		29,004
Total Telecommunication Services		60,992

UTILITIES 1.9%

Electric Utilities 1.0%

Allegheny Energy	110,500	2,679
American Electric Power	13,600	489
E.ON (EUR)	131,592	4,033
Energias do Brasil (BRL)	41,200	961
Entergy	88,499	6,268
Exelon	100,880	4,201
FirstEnergy (2)	21,400	792
NextEra Energy	18,300	951
PPL	221,200	5,822
Scottish & Southern Energy (GBP)	189,357	3,617
		29,813

Independent Power Producers & Energy Traders 0.5%

AES (1)	687,200	8,370
Calpine (1)(2)	53,300	711

Constellation Energy Group	43,400	1,329
EDF Energies Nouvelles (EUR)	17,101	724
Iberdrola Renovables (EUR)	398,811	1,415
NRG Energy (1)	243,000	4,748
		17,297
Multi-Utilities 0.4%		
CenterPoint Energy	335,500	5,274
Dominion Resources	6,400	273
GDF Suez (EUR)	77,612	2,785
NiSource (2)	154,800	2,727
Public Service Enterprise	10,900	347
Sempra Energy	15,600	819
Teco Energy	32,800	584
		12,809
Total Utilities		59,919
Total Common Stocks (Cost $1,363,139)		1,994,861
PREFERRED STOCKS 0.2%		
CONSUMER DISCRETIONARY 0.1%		
Automobiles 0.1%		
Volkswagen (EUR)	25,531	4,142
Total Consumer Discretionary		4,142
HEALTH CARE 0.1%		
Health Care Providers & Services 0.1%		
Fresenius (EUR)	35,195	3,013
Total Health Care		3,013
Total Preferred Stocks (Cost $4,351)		7,155

CONVERTIBLE PREFERRED STOCKS 0.3%		
FINANCIALS 0.3%		
Commercial Banks 0.1%		
Fifth Third Bancorp (2)	25,500	3,802
		3,802
Diversified Financial Services 0.2%		
Citigroup	29,300	3,988
		3,988
Total Financials		7,790
UTILITIES 0.0%		
Electric Utilities 0.0%		
PPL	14,900	824
Total Utilities		824
Total Convertible Preferred Stocks (Cost $5,239)		8,614
CONVERTIBLE BONDS 0.0%		
International Game Technology, 3.25%, 5/1/14	563,000	652
U.S. Steel, 4.00%, 5/15/14	237,000	463
Total Convertible Bonds (Cost $800)		1,115
CORPORATE BONDS 6.4%		
ACE INA Holdings, 5.90%, 6/15/19	335,000	373
Aflac, 3.45%, 8/15/15	375,000	381
Air Products & Chemicals, 4.15%, 2/1/13	300,000	315
Allegheny Energy Supply, 6.75%, 10/15/39 (3)	190,000	181
Allstate, 5.55%, 5/9/35 (2)	1,000,000	1,007
AMB Property, 4.50%, 8/15/17	600,000	600

America Movil, 5.50%, 3/1/14	745,000	809
America Movil, 5.625%, 11/15/17	500,000	548
America Movil, 6.375%, 3/1/35	300,000	330
American Express Bank, 3.15%, 12/9/11 (4)	2,275,000	2,333
American Express Bank, 5.50%, 4/16/13	1,000,000	1,077
American Express Credit, 5.875%, 5/2/13	775,000	844
American Honda Finance, 3.50%, 3/16/15 (3)	400,000	411
American Tower Trust, 5.42%, 4/15/37 (3)	1,500,000	1,621
American Tower Trust, 5.957%, 4/15/37 (3)	1,300,000	1,364
Ameriprise Financial, 7.30%, 6/28/19	290,000	345
AmerisourceBergen, 4.875%, 11/15/19	1,000,000	1,017
Amgen, 5.75%, 3/15/40	325,000	344
Anheuser-Busch InBev, 6.875%, 11/15/19 (3)	900,000	1,074
Apache, 3.625%, 2/1/21	495,000	477
Arcelormittal, 5.375%, 6/1/13	1,100,000	1,169
Arden Realty, 5.25%, 3/1/15	225,000	239
AT&T, 6.55%, 2/15/39	950,000	1,040
AT&T Broadband, 8.375%, 3/15/13	830,000	944
AT&T Wireless, 8.125%, 5/1/12	1,000,000	1,093
AutoZone, 4.00%, 11/15/20	825,000	778
AvalonBay Communities, 5.70%, 3/15/17	410,000	452
AvalonBay Communities, 5.75%, 9/15/16 (2)	530,000	591
Bank of America, 3.125%, 6/15/12 (4)	2,300,000	2,384
Bank of America Capital Trust VI, 5.625%, 3/8/35	1,000,000	836
Bank of New York Mellon, 5.45%, 5/15/19	450,000	498
Barclays Bank, 5.00%, 9/22/16	290,000	308
Barclays Bank, 5.20%, 7/10/14	560,000	603
Barrick Gold, 5.80%, 11/15/34	850,000	861
BB&T, 4.75%, 10/1/12	935,000	986

Bell Atlantic Maryland, 8.00%, 10/15/29	100,000	108
BHP Finance, 4.80%, 4/15/13	255,000	275
BlackRock, 5.00%, 12/10/19	250,000	260
Boardwalk Pipelines, 5.50%, 2/1/17	1,380,000	1,463
Boston Properties, 4.125%, 5/15/21	375,000	355
Boston Properties, 5.00%, 6/1/15	100,000	106
BPCE, 2.375%, 10/4/13 (3)	1,000,000	996
Buckeye Partners, 5.50%, 8/15/19	715,000	758
Buckeye Partners, 6.05%, 1/15/18	300,000	330
Bunge Limited Finance, 5.10%, 7/15/15	1,145,000	1,184
Burlington Northern Santa Fe, 6.15%, 5/1/37	650,000	699
Canadian Natural Resources, 6.45%, 6/30/33	500,000	554
Canadian Pacific Railroad, 5.95%, 5/15/37	975,000	1,008
Canadian Pacific Railroad, 7.25%, 5/15/19	200,000	236
Capital One Bank, 6.50%, 6/13/13	475,000	519
Capital One Capital IV, VR, 6.745%, 2/17/37	1,000,000	988
Cardinal Health, 5.80%, 10/15/16	1,000,000	1,118
Caterpillar, 6.05%, 8/15/36	100,000	112
Cellco Partners/Verizon Wireless, 5.55%, 2/1/14	625,000	692
CenterPoint Energy Houston Electric, 5.70%, 3/15/13	1,000,000	1,089
Church & Dwight, 3.35%, 12/15/15	170,000	171
Citigroup, 2.875%, 12/9/11 (4)	1,300,000	1,330
Citigroup, 5.375%, 8/9/20	1,575,000	1,636
Citigroup, 5.50%, 8/27/12	1,000,000	1,060
Citigroup, 5.50%, 4/11/13	650,000	695
Citigroup, 5.85%, 7/2/13	1,300,000	1,403
CME Group Index Services, 4.40%, 3/15/18 (3)	800,000	818
CNA Financial, 5.875%, 8/15/20	800,000	797
Comcast, 5.70%, 5/15/18	250,000	274

Commonwealth Bank of Australia, 3.50%, 3/19/15 (3)	700,000	713
Consolidated Natural Gas, 5.00%, 3/1/14	1,500,000	1,612
Continental Airlines, 4.75%, 1/12/21	290,000	289
Countrywide Financial, 6.25%, 5/15/16	708,000	725
Cox Communications, 6.25%, 6/1/18 (3)	300,000	335
Cox Communications, 7.125%, 10/1/12	850,000	931
Credit Suisse First Boston (USA), 7.125%, 7/15/32	750,000	895
Credit Suisse New York, 4.375%, 8/5/20	800,000	783
Credit Suisse New York, 5.30%, 8/13/19	700,000	739
Crown Castle Towers, 6.113%, 1/15/20 (3)	1,043,000	1,085
Delhaize Group, 6.50%, 6/15/17	400,000	453
Delta Air Lines, ETC, 4.95%, 5/23/19 (2)	280,000	281
Deutsche Bank London, 3.875%, 8/18/14	600,000	630
Devon Financing, 7.875%, 9/30/31	975,000	1,289
Diamond Offshore Drilling, 5.70%, 10/15/39	300,000	297
Diamond Offshore Drilling, 5.875%, 5/1/19	195,000	215
DirecTV Holdings, 4.75%, 10/1/14	240,000	256
DirecTV Holdings, 6.35%, 3/15/40	500,000	524
Discover Financial Servicers, 10.25%, 7/15/19	400,000	505
Discovery Communications, 5.625%, 8/15/19	400,000	438
Dow Chemical, 4.25%, 11/15/20	525,000	504
Dow Chemical, 5.70%, 5/15/18	600,000	646
Du Pont de Nemours, 5.00%, 1/15/13	167,000	180
Duke Realty, 6.25%, 5/15/13	376,000	403
EDP Finance, 4.90%, 10/1/19 (3)	555,000	470
Enbridge, 5.80%, 6/15/14	870,000	969
Enbridge Energy Partners, 5.50%, 9/15/40	600,000	566
EnCana, 5.90%, 12/1/17	1,000,000	1,134
Energy East, 6.75%, 9/15/33	1,000,000	1,054

Entergy Louisiana, 5.40%, 11/1/24	155,000	164
Enterprise Products Operations, 5.60%, 10/15/14	1,000,000	1,103
Enterprise Products Operations, 6.30%, 9/15/17	195,000	220
EOG Resources, 6.875%, 10/1/18	500,000	593
ERAC USA Finance, 8.00%, 1/15/11 (3)	1,000,000	1,002
Express Scripts, 6.25%, 6/15/14	320,000	357
FPL Group Capital, 5.35%, 6/15/13	800,000	867
Franklin Resources, 4.625%, 5/20/20	300,000	312
GATX, 5.50%, 2/15/12	325,000	338
GE Capital, 5.50%, 1/8/20	250,000	267
GE Capital, 5.625%, 5/1/18	1,625,000	1,769
GE Capital, 6.875%, 1/10/39	600,000	694
GE Insurance Solutions, 7.75%, 6/15/30	100,000	113
General Mills, 5.70%, 2/15/17	900,000	1,011
Goldman Sachs Capital I, 6.345%, 2/15/34 (2)	1,025,000	989
Goldman Sachs Group, 3.25%, 6/15/12 (4)	1,250,000	1,298
Goldman Sachs Group, 3.70%, 8/1/15	770,000	785
Goldman Sachs Group, 5.625%, 1/15/17	1,200,000	1,265
Goldman Sachs Group, 6.00%, 5/1/14	245,000	269
Goldman Sachs Group, 6.75%, 10/1/37	700,000	720
Hess, 5.60%, 2/15/41	1,000,000	993
Hewlett-Packard, 2.20%, 12/1/15	900,000	887
Holcim, 6.00%, 12/30/19 (3)	800,000	833
Home Depot, 5.40%, 3/1/16	525,000	587
Hospitality Properties Trust, 7.875%, 8/15/14	575,000	635
HSBC Bank USA, 3.125%, 12/16/11 (4)	2,300,000	2,359
HSBC Bank USA, 4.625%, 4/1/14	225,000	235
HSBC Bank USA, 5.875%, 11/1/34	950,000	935
Hyatt Hotels, 5.75%, 8/15/15 (3)	900,000	945

Hyundai Capital America, 3.75%, 4/6/16 (2)(3)	450,000	442
IBM, 6.50%, 1/15/28	100,000	117
Intesa Sanpaolo, 3.625%, 8/12/15 (3)	800,000	772
J.C. Penney, 9.00%, 8/1/12	500,000	543
Jefferies Group, 5.875%, 6/8/14	390,000	418
Jefferies Group, 6.25%, 1/15/36	650,000	580
John Deere Capital, 5.50%, 4/13/17	1,175,000	1,313
JPMorgan Chase, 2.20%, 6/15/12 (4)	1,250,000	1,279
JPMorgan Chase, 4.65%, 6/1/14	1,575,000	1,681
JPMorgan Chase, 4.75%, 5/1/13	350,000	375
JPMorgan Chase, 5.75%, 1/2/13	1,200,000	1,289
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	1,150,000	1,146
Kansas Gas & Electric, 6.70%, 6/15/19 (3)	280,000	322
KeyCorp, 3.75%, 8/13/15	600,000	602
Kilroy Realty, 5.00%, 11/3/15	900,000	893
Kinder Morgan Finance, 5.70%, 1/5/16	1,000,000	1,013
Kraft Foods, 5.375%, 2/10/20	600,000	645
Kroger, 5.00%, 4/15/13	375,000	403
Life Technologies, 3.50%, 1/15/16	1,100,000	1,095
Lloyds TSB Bank, 6.50%, 9/14/20 (3)	800,000	736
Lowe's, 5.50%, 10/15/35	800,000	812
Lubrizol, 5.50%, 10/1/14	1,000,000	1,089
Magellan Midstream Partners, 6.55%, 7/15/19	155,000	176
Manufacturers & Traders Trust Company, VR 5.585%, 12/28/20	834,000	792
Marathon Oil, 6.00%, 10/1/17	700,000	794
McDonald's, 4.875%, 7/15/40	800,000	773
Merrill Lynch, 6.11%, 1/29/37	900,000	815
Merrill Lynch, 6.50%, 7/15/18	2,575,000	2,726

Merrill Lynch, 6.75%, 6/1/28	700,000	706
MetLife, 4.75%, 2/8/21	600,000	618
MetLife, 6.75%, 6/1/16	290,000	336
MetLife Global Funding I, 5.125%, 6/10/14 (3)	360,000	389
Morgan Stanley, 4.00%, 7/24/15	700,000	708
Morgan Stanley, 5.625%, 1/9/12	1,000,000	1,044
Morgan Stanley, 6.25%, 8/9/26	755,000	778
Morgan Stanley, 6.625%, 4/1/18	750,000	821
Morgan Stanley, 6.75%, 4/15/11	100,000	102
Motorola, 8.00%, 11/1/11	350,000	369
Nabors Industries, 5.00%, 9/15/20 (3)	250,000	242
Nabors Industries, 9.25%, 1/15/19	400,000	494
National Rural Utilities Cooperative Finance, 3.875%, 9/16/15	280,000	295
National Rural Utilities Cooperative Finance, 5.50%, 7/1/13	725,000	795
NBC Universal, 3.65%, 4/30/15 (3)	1,000,000	1,025
Nevada Power, 5.875%, 1/15/15	500,000	556
New England Telephone & Telegraph, 7.875%, 11/15/29	100,000	108
Newmont Mining, 5.875%, 4/1/35 (2)	350,000	365
Newmont Mining, 6.25%, 10/1/39	325,000	352
News America, 6.20%, 12/15/34	500,000	523
News America Holdings, 9.25%, 2/1/13	590,000	678
NiSource Finance, 6.125%, 3/1/22	220,000	238
Norfolk Southern, 5.75%, 4/1/18	760,000	854
Norfolk Southern, 7.80%, 5/15/27	19,000	25
Northeast Utilities, 5.65%, 6/1/13	650,000	706
Northern Trust, 4.625%, 5/1/14	235,000	254
Northern Trust, 6.50%, 8/15/18	250,000	292
NuStar Logistics, 4.80%, 9/1/20	400,000	387
Occidental Petroleum, 4.125%, 6/1/16	540,000	578

Omnicom Group, 6.25%, 7/15/19	960,000	1,064
Oracle, 3.75%, 7/8/14	750,000	794
Pacific Gas & Electric, 5.40%, 1/15/40	500,000	504
Pacific Life, 6.00%, 2/10/20 (3)	695,000	732
Petro-Canada, 6.80%, 5/15/38	165,000	186
Plains All American Pipeline, 5.75%, 1/15/20	900,000	957
PNC Funding, 6.70%, 6/10/19	590,000	681
PPL Energy Supply, 6.40%, 11/1/11	940,000	985
Praxair, 4.625%, 3/30/15	1,000,000	1,090
Principal Life Insurance, 8.00%, 3/1/44 (3)	1,050,000	1,179
Prudential Financial, 5.40%, 6/13/35	1,000,000	936
Prudential Financial, 6.10%, 6/15/17	1,000,000	1,104
PSEG Power, 6.95%, 6/1/12	1,300,000	1,404
Public Service Company of Colorado, 3.20%, 11/15/20	325,000	307
Regency Centers, 5.875%, 6/15/17	1,225,000	1,311
Regions Financial, 5.75%, 6/15/15	310,000	305
Republic Services, 5.50%, 9/15/19	400,000	436
Reynolds American, 7.25%, 6/1/13	500,000	554
Rio Tinto Finance, 6.50%, 7/15/18	900,000	1,046
Rogers Wireless, 6.375%, 3/1/14	1,000,000	1,120
Roper Industries, 6.25%, 9/1/19	300,000	333
Rowan Companies, 5.00%, 9/1/17	560,000	567
Royal Bank of Scotland, 5.625%, 8/24/20 (2)	750,000	744
SABMiller, 6.50%, 7/15/18 (3)	350,000	408
SBA Tower Trust, 4.254%, 4/15/40 (3)	940,000	980
Sempra Energy, 6.50%, 6/1/16	475,000	550
Simon Property Group, 4.20%, 2/1/15 (2)	340,000	356
SLM Corporation, 8.45%, 6/15/18	950,000	993
Societe Generale, 2.50%, 1/15/14 (3)	815,000	814

Southeast Supply Header, 4.85%, 8/15/14 (3)	250,000	259
Southern Company, 4.15%, 5/15/14	135,000	142
Southwest Airlines, 6.50%, 3/1/12	850,000	891
Spectra Energy Capital, 5.65%, 3/1/20	165,000	176
Standard Chartered, 3.85%, 4/27/15 (2)(3)	450,000	459
Sumitomo Mitsui Banking, 8.00%, 6/15/12 (2)	2,100,000	2,289
Suncor Energy, 6.10%, 6/1/18	850,000	976
SunTrust Bank, 3.00%, 11/16/11 (4)	2,300,000	2,352
Svenska Handelsbanken, 4.875%, 6/10/14 (3)	625,000	668
Sysco, 5.25%, 2/12/18	200,000	219
Talisman Energy, 3.75%, 2/1/21	555,000	522
Tampa Electric, 6.15%, 5/15/37	1,000,000	1,047
Teck Resources, 6.00%, 8/15/40	975,000	1,024
Telecom Italia Capital, 5.25%, 11/15/13	1,000,000	1,043
Telecom Italia Capital, 6.175%, 6/18/14	500,000	532
Telefonica Emisiones, 5.855%, 2/4/13	1,000,000	1,065
Teva Pharmaceutical Finance, 5.55%, 2/1/16	500,000	562
The Travelers Companies, 6.25%, 6/15/37 (2)	750,000	828
Thomson Reuters, 5.85%, 4/15/40	700,000	731
Thomson Reuters, 6.50%, 7/15/18	400,000	466
TIAA Global Markets, 5.125%, 10/10/12 (3)	400,000	429
Time Warner, 6.875%, 6/15/18	455,000	534
Time Warner Cable, 6.75%, 6/15/39	1,000,000	1,102
Time Warner Entertainment, 8.375%, 3/15/23	250,000	315
Transatlantic Holdings, 5.75%, 12/14/15	500,000	525
Transocean, 7.50%, 4/15/31	1,425,000	1,502
U.S. Bancorp, 4.20%, 5/15/14	1,200,000	1,278
UBS Stamford, 2.25%, 8/12/13	550,000	556
UBS Stamford, 4.875%, 8/4/20	250,000	254

Banc of America Mortgage Securities Series 2004-I, Class 3A2, CMO ARM, 4.807%, 10/25/34	140,627	133
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 VR, 5.722%, 9/11/38	4,300,000	4,685
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, 2/11/44	2,925,000	3,042
Bear Stearns Commercial Mortgage Securities Series 2007-T28, Class AAB 5.746%, 9/11/42	1,245,000	1,362
Citigroup/Deutsche Bank Commercial Mortgage Series 2005-CD1, Class A4 VR, 5.222%, 7/15/44	1,825,000	1,980
Citigroup/Deutsche Bank Commercial Mortgage Series 2006-CD3, Class A5 5.617%, 10/15/48	4,300,000	4,635
Citigroup/Deutsche Bank Commercial Mortgage Series 2007-CD4, Class ASB 5.278%, 12/11/49	3,150,000	3,275
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4 4.832%, 4/15/37	4,600,000	4,778
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2 6.70%, 4/15/34	3,343,705	3,374
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2 4.305%, 8/10/42	2,545,664	2,570
Greenwich Capital Commercial Funding Series 2007-GG9, Class AAB 5.441%, 3/10/39	290,000	312
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB14, Class A4 VR, 5.481%, 12/12/44	4,400,000	4,619
JPMorgan Chase Commercial Mortgage Securities Series 2006-LDP9, Class A1 5.17%, 5/15/47	1,196,036	1,208

Morgan Stanley Dean Witter Capital Series 2002-TOP7, Class A2 5.98%, 1/15/39	2,688,681	2,810
Sequoia Mortgage Trust Series 2010-H1, Class A1, CMO ARM, 3.75%, 2/25/40	463,596	465
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A2 5.935%, 6/15/45	1,010,611	1,072
Total Non-U.S. Government Mortgage-Backed Securities (Cost $39,782)		40,890

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 9.7%

U.S. Government Agency Obligations 9.1% (5)

Federal Home Loan Mortgage		
4.00%, 7/1/25 - 12/1/40	5,209,948	5,341
4.50%, 12/1/39 - 9/1/40	24,738,705	25,393
5.00%, 12/1/35 - 8/1/40	16,234,705	17,040
5.50%, 3/1/18 - 12/1/18	688,981	744
6.00%, 9/1/17 - 8/1/38	1,230,320	1,337
6.50%, 8/1/32	107,318	121
7.00%, 6/1/32	87,173	98
Federal Home Loan Mortgage, ARM		
2.711%, 7/1/35	492,005	516
2.835%, 2/1/35	785,615	828
4.255%, 1/1/36	2,319,153	2,386
5.218%, 2/1/37	614,932	649
5.284%, 2/1/37	2,348,018	2,468
5.934%, 12/1/36	1,407,829	1,503
5.993%, 10/1/36	639,170	682
5.995%, 11/1/36	818,341	874
6.09%, 10/1/36	731,146	782

6.238%, 8/1/36	712,634	765
Federal Home Loan Mortgage, CMO, 5.50%, 7/15/28	873,762	888
Federal Home Loan Mortgage, TBA, 5.50%, 1/1/37	3,380,000	3,603
Federal National Mortgage Assn.		
4.00%, 5/1/19 - 1/1/41	21,240,000	21,504
4.50%, 5/1/19 - 12/1/40	39,878,926	41,335
5.00%, 4/1/18 - 8/1/40	46,276,046	48,959
5.50%, 1/1/17 - 6/1/38	49,220,622	53,156
6.00%, 10/1/13 - 8/1/37	27,618,155	30,407
6.50%, 5/1/14 - 11/1/37	6,174,542	6,914
7.00%, 9/1/25 - 4/1/32	170,174	193
7.50%, 9/1/26	2,185	2
8.00%, 8/1/24 - 7/1/26	10,786	12
Federal National Mortgage Assn., ARM		
2.613%, 7/1/35	381,853	400
5.01%, 1/1/37	498,243	524
5.987%, 9/1/36	544,334	582
Federal National Mortgage Assn., TBA		
3.50%, 1/1/25	2,275,000	2,293
4.00%, 1/1/40	1,415,000	1,410
5.50%, 1/1/33	2,051,000	2,195
6.00%, 1/1/33	3,417,000	3,715
U.S. Dept. of Veterans Affairs, Vendee Mortgage Trust, CMO VR, 9.60%, 3/15/25	49,630	57
		279,676

U.S. Government Obligations 0.6%

Government National Mortgage Assn.		
4.00%, 9/20/40	3,976,911	4,019
4.50%, 9/20/40	7,563,396	7,876

5.00%, 6/15/38 - 9/15/39	3,583,088	3,814
5.50%, 2/20/34 - 8/15/35	1,375,667	1,504
6.00%, 2/15/14 - 7/20/39	997,987	1,106
6.50%, 6/15/23 - 4/15/29	390,398	448
7.00%, 12/15/23 - 3/15/31	332,131	379
7.50%, 1/15/23 - 1/15/27	203,026	231
8.00%, 11/15/17 - 11/15/25	152,664	173
8.50%, 2/15/17 - 6/20/26	95,800	109
9.00%, 2/15/20 - 6/20/20	65,142	74
9.50%, 8/15/20 - 8/20/22	20,015	23
10.00%, 8/20/19 - 1/20/20	1,277	1
11.00%, 9/15/15 - 1/15/16	17,391	19
11.50%, 3/15/13 - 11/15/15	44,749	50
Government National Mortgage Assn., ARM, 2.625%, 8/20/23	4,893	5
		19,831
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $290,151)		299,507

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 9.4%

U.S. Government Agency Obligations 1.6% (5)

Federal Home Loan Bank, 0.875%, 12/27/13	2,500,000	2,479
Federal Home Loan Bank, 3.625%, 10/18/13	3,000,000	3,208
Federal Home Loan Mortgage, 1.625%, 4/15/13	3,000,000	3,053
Federal Home Loan Mortgage, 2.875%, 2/9/15	4,900,000	5,101
Federal National Mortgage Assn., 0.75%, 12/18/13	5,575,000	5,507
Federal National Mortgage Assn., 1.00%, 4/4/12	8,830,000	8,891
Federal National Mortgage Assn., 1.25%, 6/22/12	4,200,000	4,243
Federal National Mortgage Assn., 1.50%, 6/26/13	2,575,000	2,610
Federal National Mortgage Assn., 1.75%, 2/22/13	4,400,000	4,491

Federal National Mortgage Assn., 2.75%, 3/13/14	7,925,000	8,284
Tennessee Valley Authority, 6.25%, 12/15/17	1,975,000	2,363
		50,230
U.S. Treasury Obligations 7.8%		
U.S. Treasury Bonds, 3.50%, 2/15/39	2,625,000	2,264
U.S. Treasury Bonds, 3.875%, 8/15/40	1,000,000	922
U.S. Treasury Bonds, 4.375%, 11/15/39	6,500,000	6,539
U.S. Treasury Bonds, 4.50%, 5/15/38	5,300,000	5,463
U.S. Treasury Bonds, 4.625%, 2/15/40	4,000,000	4,193
U.S. Treasury Bonds, 4.75%, 2/15/37	700,000	753
U.S. Treasury Bonds, 5.25%, 2/15/29	275,000	315
U.S. Treasury Bonds, 5.375%, 2/15/31	420,000	490
U.S. Treasury Bonds, 6.00%, 2/15/26	200,000	247
U.S. Treasury Bonds, 6.25%, 5/15/30	625,000	803
U.S. Treasury Bonds, 6.50%, 11/15/26 (6)	6,425,000	8,341
U.S. Treasury Bonds, 7.25%, 8/15/22	100,000	135
U.S. Treasury Bonds, 8.125%, 8/15/19	7,250,000	10,110
U.S. Treasury Bonds, 8.75%, 5/15/20	2,500,000	3,642
U.S. Treasury Notes, 1.375%, 4/15/12	4,500,000	4,557
U.S. Treasury Notes, 1.375%, 11/15/12	32,000,000	32,475
U.S. Treasury Notes, 1.50%, 12/31/13	13,610,000	13,804
U.S. Treasury Notes, 1.75%, 11/15/11	17,000,000	17,210
U.S. Treasury Notes, 1.875%, 4/30/14	11,700,000	11,965
U.S. Treasury Notes, 2.00%, 11/30/13	50,000	51
U.S. Treasury Notes, 2.125%, 11/30/14	6,200,000	6,352
U.S. Treasury Notes, 2.125%, 5/31/15	24,800,000	25,191
U.S. Treasury Notes, 2.50%, 3/31/15	1,075,000	1,113
U.S. Treasury Notes, 2.625%, 4/30/16	6,000,000	6,143

U.S. Treasury Notes, 2.625%, 8/15/20	3,550,000	3,370
U.S. Treasury Notes, 3.50%, 5/31/13	20,700,000	22,071
U.S. Treasury Notes, 3.50%, 2/15/18 (6)	12,900,000	13,563
U.S. Treasury Notes, 3.625%, 2/15/20	16,950,000	17,609
U.S. Treasury Notes, 4.00%, 8/15/18	1,100,000	1,193
U.S. Treasury Notes, 4.25%, 8/15/15	5,450,000	6,035
U.S. Treasury Notes, 4.50%, 3/31/12	150,000	158
U.S. Treasury Notes, 4.625%, 10/31/11	9,100,000	9,423
U.S. Treasury Notes, 4.625%, 2/15/17	885,000	997
U.S. Treasury Notes, 4.75%, 8/15/17	1,550,000	1,758
		239,255
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $283,274)		289,485

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 0.8%

Abu Dhabi National Energy, 5.62%, 10/25/12 (3)	1,200,000	1,257
Asian Development Bank, 6.64%, 5/27/14	1,000,000	1,143
Codelco, 3.75%, 11/4/20 (3)	475,000	452
European Investment Bank, 1.375%, 10/20/15 (2)	900,000	865
European Investment Bank, 3.00%, 4/8/14	1,435,000	1,505
European Investment Bank, 3.125%, 6/4/14	1,200,000	1,266
Export Import Bank of Korea, 5.25%, 2/10/14 (3)	500,000	533
Government of Bermuda, 5.603%, 7/20/20 (3)	300,000	313
Hydro-Quebec, 7.50%, 4/1/16	1,000,000	1,227
Hydro-Quebec, 8.40%, 1/15/22	200,000	273
Inter-American Development Bank, 3.875%, 9/17/19	700,000	725
KfW, 1.25%, 10/26/15 (2)	2,150,000	2,061
KfW, 4.875%, 6/17/19	1,000,000	1,114

Malaysia, 7.50%, 7/15/11	420,000	429
Mubadala, 5.75%, 5/6/14 (3)	310,000	337
Petrobras International Finance, 5.875%, 3/1/18	750,000	802
Petroleos Mexicanos, 6.00%, 3/5/20	1,050,000	1,116
Province of British Columbia, 2.85%, 6/15/15	825,000	851
Province of Nova Scotia, 5.125%, 1/26/17 (2)	800,000	888
Province of Quebec, 3.50%, 7/29/20	750,000	729
Republic of Brazil, 5.875%, 1/15/19	1,000,000	1,113
Republic of Brazil, 6.00%, 1/17/17	300,000	339
Republic of Chile, 5.50%, 1/15/13	115,000	125
Republic of Italy, 4.50%, 1/21/15	330,000	338
Republic of Italy, 5.375%, 6/15/33	330,000	310
Republic of South Africa, 5.50%, 3/9/20	300,000	320
Republic of South Africa, 6.50%, 6/2/14	250,000	282
Swedish Export Credit, 1.75%, 10/20/15	800,000	773
United Mexican States, 7.50%, 1/14/12 (2)	1,500,000	1,601
Total Foreign Government Obligations & Municipalities (Cost $22,092)		23,087

MUNICIPAL SECURITIES 0.5%

California 0.1%

California, Build America, 7.625%, 3/1/40	1,000,000	1,054
Los Angeles Airport, Build America, 7.053%, 5/15/40	1,000,000	1,024
San Diego Unified School Dist., Election 98E, 5.25%, 7/1/24 (7)	250,000	277
Univ. of California Regents, Build America, 5.77%, 5/15/43	750,000	709
		3,064

Illinois 0.1%

Chicago, O'Hare Int'l. Airport, Build America, 6.395%, 1/1/40	755,000	734
Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/25	100,000	89

Illinois Toll Highway Auth., Build America, 6.184%, 1/1/34	470,000	462
Metropolitan Water Reclamation Dist. of Greater Chicago Build America, 5.72%, 12/1/38	500,000	517
		1,802
Maryland 0.0%		
Maryland Transportation Auth., Build America, 5.888%, 7/1/43	350,000	363
		363
New Jersey 0.0%		
New Jersey Turnpike Auth., Build America, 7.414%, 1/1/40	415,000	458
		458
New York 0.1%		
Dormitory Auth. of the State of New York, Build America 5.628%, 3/15/39	1,300,000	1,273
Metropolitan Transportation Auth., Build America 5.871%, 11/15/39	700,000	636
Metropolitan Transportation Auth., Dedicated Tax Fund Build America, 7.336%, 11/15/39	240,000	266
New York City Municipal Water Fin. Auth., Build America 6.011%, 6/15/42	245,000	250
New York City Transitional Fin. Auth., Build America 5.508%, 8/1/37	950,000	937
		3,362
Oregon 0.0%		
Oregon DOT, Build America, 5.834%, 11/15/34	375,000	385
		385
Puerto Rico 0.0%		
Puerto Rico Commonwealth, 5.25%, 7/1/32 (Prerefunded 7/1/16) (8)	60,000	71

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 2.4%

Money Market Funds 2.4%

T. Rowe Price Reserve Investment Fund, 0.27% (9)(11)	72,841,448	72,841
Total Investments through Securities Lending Program with State Street Bank and Trust Company		72,841
Total Securities Lending Collateral (Cost $78,355)		78,355
Total Investments in Securities		
103.2% of Net Assets (Cost $2,505,593)		**$ 3,172,418**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is on loan at December 31, 2010 -- total value of such securities at period-end amounts to $76,089. See Note 4.
(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $30,829 and represents 1.0% of net assets.
(4) Security issued under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.
(5) Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation currently operate under a federal conservatorship.
(6) At December 31, 2010, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(7) Insured by Assured Guaranty Municipal Corp.
(8) Prerefunded date is used in determining portfolio maturity.
(9) Affiliated Companies
(10) SEC 30-day yield
(11) Seven-day yield
(12) When-issued security
ADR American Depository Receipts
ARM Adjustable Rate Mortgage
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
CMO Collateralized Mortgage Obligation
DOT Department of Transportation

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
T. Rowe Price Institutional Floating Rate Fund, 4.86%	$ 234	$ 3,444	$ 211	$ 2,126	$ 5,311
T. Rowe Price Institutional High Yield Fund, 6.69%	23,946	-	9,755	142,279	113,037
T. Rowe Price Term Asset-Backed Opportunity Fund		43 **	136	887	722
T. Rowe Price Reserve Investment Fund, 0.27%	¤	¤	79 ^	141,818	303,781
Totals			$ 10,181	$ 287,110	$ 422,851

** Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 285,361
Dividend income	10,045
Interest income	136
Investment income	$ 10,181
Realized gain (loss) on securities	$ 88
Capital gain distributions from mutual funds	$ 2,130

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $2,505,593)	$	3,172,418
Interest and dividends receivable		8,312
Receivable for investment securities sold		6,761
Receivable for shares sold		1,567
Cash		39
Variation margin receivable on futures contracts		23
Other assets		249
Total assets		3,189,369
Liabilities		
Obligation to return securities lending collateral		78,355
Payable for investment securities purchased		26,566
Payable for shares redeemed		9,760
Investment management fees payable		1,107
Due to affiliates		408
When-issued sales commitments (proceeds $279)		282
Unrealized loss on swaps		153
Other liabilities		172
Total liabilities		116,803
NET ASSETS	$	3,072,566
Net Assets Consist of:		
Undistributed net investment income	$	81
Accumulated undistributed net realized loss		(163,393)
Net unrealized gain		666,514
Paid-in capital applicable to 159,208,386 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized		2,569,364
NET ASSETS	$	3,072,566
NET ASSET VALUE PER SHARE	$	19.30

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Balanced Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $39,000 for the year ended December 31, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in securities, except:	$ 208,804	$ —	$ —	$ 208,804
Common stocks	1,623,696	371,165	—	1,994,861
Preferred stocks	—	7,155	—	7,155
Convertible preferred stocks	—	8,614	—	8,614
Convertible bonds	—	1,115	—	1,115
Corporate bonds	—	195,816	—	195,816
Asset-backed securities	—	8,079	—	8,079
Non-U.S. government mortgage-backed securities	—	40,890	—	40,890
U.S. government & agency mortgage-backed securities	—	299,507	—	299,507
U.S. government agency obligations (excluding mortgage-backed)	—	289,485	—	289,485
Foreign government obligations & municipalities	—	23,087	—	23,087
Municipal securities	—	15,763	—	15,763
Private investment companies	—	—	887	887
Securities lending collateral	77,419	936	—	78,355
Total securities	1,909,919	1,261,612	887	3,172,418
Futures contracts	23			23
Total	$ 1,909,942	$ 1,261,612	$ 887	$ 3,172,441
Liabilities				
Swaps	$ —	$ 153	$ —	$ 153
When-issued sales commitments	282	—	—	282
Total	$ 282	$ 153	$ —	$ 435

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2010, totaled $208,000 for the year ended December 31, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of December 31, 2010, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of December 31, 2010, the notional amount of protection sold by the fund totaled $2,150,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

TBA Purchase and Sale Commitments During the year ended December 31, 2010, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On December 31, 2010, the value of loaned securities was $76,089,000 and cash collateral investments totaled $78,355,000.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended December 31, 2010, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of December 31, 2010, outstanding capital commitments may no longer be called by the private fund.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through corporate actions on current holdings. The fund normally purchases when-issued securities with the intention of taking possession, but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of December 31, 2010, securities valued at $242,000 had been posted by the fund to counterparties. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets; however, securities pledged by counterparties to the fund are not recorded by the fund. As of December 31, 2010, no collateral was pledged by counterparties to the fund.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against counterparty defaults. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $924,031,000 and $886,039,000, respectively, for the year ended December 31, 2010. Purchases and sales of U.S. government securities aggregated $465,764,000 and $337,147,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of paydown gains and losses on asset-backed securities and the recharacterization of distributions. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009, totaled $66,393,000 and $59,482,000, respectively, and were characterized as ordinary income for tax purposes. At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2010, the fund utilized $55,073,000 of capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2010, all expire in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - ACQUISITION

On August 31, 2009, the fund acquired substantially all of the assets of the T. Rowe Price Tax-Efficient Balanced Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated June 23, 2009, and approved by shareholders of the acquired fund on August 21, 2009. The acquired fund’s assets had grown slowly since its inception, which caused its expenses to remain relatively high. The reorganization provided acquired fund shareholders the opportunity to become shareholders of a larger, more diversified fund with a significantly lower expense ratio, while maintaining a balanced approach to investing. The acquisition was accomplished by a tax-free exchange of 1,866,789 shares of the fund (with a value of $30,989,000) for all 2,445,504 shares of the acquired fund outstanding on August 28, 2009 with the same value. The net assets of the acquired fund at that date included $3,228,000 of unrealized appreciation and $539,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Assets of the acquired fund, including securities of $23,704,000, cash of $96,000, and receivables and other assets of $7,250,000, were combined with those of the fund, resulting in aggregate net assets of $2,473,005,000 immediately after the acquisition.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the fund’s accompanying Statement of Operations since August 31, 2009.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2010, expenses incurred pursuant to these service agreements were $182,000 for Price Associates; $798,000 for T. Rowe Price Services, Inc.; and $3,013,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2010, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $661,000 from short-term capital gains.

For taxable non-corporate shareholders, $33,533,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $24,464,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, NLV
(1940)	Financial Corporation (2004 to 2005)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1991

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[128]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Director and Chief Executive
Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[73]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Balanced Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Wendy R. Diffenbaugh (1954)	Vice President, T. Rowe Price
Vice President

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Paul A. Karpers, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert M. Larkins, CFA (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc.,
T. Rowe Price International, and T. Rowe Price
Retirement Plan Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.; Assistant
Treasurer, T. Rowe Price Services, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Balanced Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 17, 2011